Exhibit 99.2

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In thousands)

                                                              At March 31, 1998 (Unaudited)
                                            ------------------------------------------------------------------
                                                                 Pro Forma Adjustments
                                            ------------------------------------------------------------------
                                                              Acquired           Disposed         Probable
                                            Historical(A)   Properties(B)      Properties(C)    Acquisitions(D)
                                            -------------   -------------      -------------   ----------------
     ASSETS
Rental property, net                        $ 2,359,721      $ 171,520 (1)      $      -          $  65,349 (6)
Development property                            353,543          1,928 (1)         (2,733)(3)        80,459 (6)
Restricted and unrestricted cash                 56,226              -                 -                  -
Other assets                                    275,137        162,554 (1),(2)         -             15,430 (6),(7)
                                            ------------     ----------         ----------       -----------
      Total assets                          $ 3,044,627      $ 336,002          $  (2,733)        $ 161,238
                                            ============     ==========         ==========       ===========

     LIABILITIES
Mortgages, unsecured notes and
  credit facilities                         $   834,878      $ 334,317 (2)      $  (3,374)(4)     $ 145,477 (7)
Senior unsecured notes                          475,000              -                  -                 -
Other liabilities                                83,048          1,685 (2)              -                 -
                                            ------------     ----------         ----------       -----------
      Total liabilities                       1,392,926        336,002             (3,374)          145,477

Minority interest                                91,076              -                  -            15,761 (8)

   STOCKHOLDERS' EQUITY
Preferred stock                                      96              -                  -                 -
Common stock                                        600              -                  -                 -
Additional paid-in capital                    1,628,977              -                  -                 -
Dividends paid in excess of earnings            (69,048))             -                641 (5)             -
                                            ------------     ----------         ----------       -----------
      Total stockholders' equity              1,560,625             -                641                 -
                                            ------------     ----------         ----------       -----------
      Total liabilities and
        stockholders' equity                $ 3,044,627      $ 336,002          $  (2,733)        $ 161,238
                                            ============     ==========         ==========       ===========


                                       At March 31, 1998 (Unaudited)
                                  --------------------------------------
                                           Pro Forma Adjustments
                                  --------------------------------------
                                      Common Stock
                                     Offerings and
                                     Forward Share           Pro Forma
                                   Purchase Agreement(E)   Consolidated
                                   --------------------  -------------
     ASSETS
Rental property, net                   $       -            $ 2,596,590
Development property                           -                433,197
Restricted and unrestricted cash               -                 56,226
Other assets                                   -                453,121
                                       ----------           -----------
      Total assets                     $       -            $ 3,539,134
                                       ==========           ===========

     LIABILITIES
Mortgages, unsecured notes and
  credit facilities                    $ (335,991)          $   975,307
Senior unsecured notes                         -                475,000
Other liabilities                              -                 84,733
                                       ----------           -----------
      Total liabilities                  (335,991)            1,535,040

Minority interest                              -                106,837

   STOCKHOLDERS' EQUITY
Preferred stock                                -                     96
Common stock                                  116                   716
Additional paid-in capital                335,875             1,964,852
Dividends paid in excess of earnings           -                (68,407)
                                       ----------          ------------
      Total stockholders' equity          335,991             1,897,257
                                       ----------          ------------
      Total liabilities and
        stockholders' equity           $       -            $ 3,539,134
                                       ==========          ============